OPTICAL CABLE CORPORATION
                             5290 CONCOURSE DRIVE
                           ROANOKE, VIRGINIA 24019


February 11, 1997
Dear Shareholder:


   You are cordially invited to attend Optical Cable Corporation's (the "Company") Annual Meeting of Shareholders to be held on March 11, 1997, at 10:00 a.m. local time at the Hotel Roanoke at 110 Shenandoah Avenue, Roanoke, Virginia 24016.

   You are being asked to elect the Company's Board of Directors and to ratify the appointment of KPMG Peat Marwick LLP as accountants. We also will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to shareholders.

   Whether or not you are able to attend, it is important that your shares be represented and voted at this meeting. Accordingly, please complete, sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience. Your prompt response would be greatly appreciated.


Sincerely,
Robert Kopstein
Chairman and
Chief Executive Officer


YOUR VOTE IS IMPORTANT

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR VOTE WILL BE COUNTED. YOU MAY VOTE IN PERSON IF YOU SO DESIRE EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

     IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKERAGE FIRM OR OTHER NOMINEE, PLEASE CONTACT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO VOTE YOUR SHARES ON THE ENCLOSED CARD.

                          OPTICAL CABLE CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                MARCH 11, 1997

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Optical Cable Corporation, a Virginia corporation (the "Company"), is scheduled to be held on March 11, 1997 at 10:00 a.m., local time, at the Hotel Roanoke located at 110 Shenandoah Avenue, Roanoke, Virginia 24016 for the following purposes:

   1. To elect five directors to serve for the terms of office specified in the accompanying proxy statement and until their successors are duly elected and qualified;


   2. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company for fiscal year 1997; and


   3. To transact such other business as may properly come before the meeting and any adjournment thereof.

   Only shareholders of record at the close of business on December 31, 1996 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Shareholders attending the meeting may revoke their proxy and vote in person.

                                             FOR THE BOARD OF DIRECTORS




                                             Kenneth W. Harber
                                             Secretary


Roanoke, Virginia
February 11, 1997

                          OPTICAL CABLE CORPORATION
                               PROXY STATEMENT

                             GENERAL INFORMATION

PROXY SOLICITATION


   This Proxy Statement is furnished to the holders of common stock, no par value (the "Common Stock"), of Optical Cable Corporation, a Virginia corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, March 11, 1997, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that will come before the Annual Meeting.

   Proxies  for use at the Annual  Meeting are being  solicited  by the Board of
Directors of the Company. These proxy solicitation materials are first being mailed on or about February 11, 1997 to all shareholders entitled to vote at the Annual Meeting. Proxies will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

REVOCABILITY AND VOTING OF PROXY

   A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby in favor of the matters as set forth in the accompanying Notice of Annual Meeting of Shareholders and in accordance with their best judgment on any other matters which may properly come before the Annual Meeting.

RECORD DATE AND VOTING RIGHTS


   Only shareholders of record at the close of business on December 31, 1996 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 38,675,416 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

   Directors will be elected by a plurality of the votes cast at the Annual Meeting. Accordingly, abstentions or non-votes will not affect the election of candidates receiving the plurality of votes.


   All other matters to come before the Annual Meeting require the approval of the holders of a majority of the votes cast at the Annual Meeting. For this purpose, abstentions and non-votes will be deemed shares not voted on such matters, will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for the approval of such matters.

   Votes at the Annual Meeting will be tabulated by Inspectors of Election appointed by the Company.


                                PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

   Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next Annual Meeting and until their successors are elected and qualified. Each person named below is now a director of the Company. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

   The names of the nominees and certain other information about them are set forth below:

Nominee             Age   Director Since   Office Held with Company
Robert Kopstein  .   47       1983         Chairman of the Board,
                                           President, Chief Executive
                                           Officer and Director
Luke J. Huybrechts.  52       1995         Senior Vice President of
                                           Sales and Director
Kenneth W. Harber..  46       1995         Vice President of Finance,
                                           Treasurer, Secretary and
                                           Director
Randall H. Frazier   46       1996         Director
John M. Holland ..   51       1996         Director
----------

   MR. KOPSTEIN has been President and a Director of the Company since 1983 and Chairman of the Board and Chief Executive Officer since 1989. From 1981 to 1983, Mr. Kopstein worked at Phalo Corporation as the Plant Manager for its Fiber Optic Cable Division, from 1979 to 1981 at ITT's Electro-Optical Products Division as a Project Engineer on cable development projects for the United States military, and from 1977 to 1979 at Rochester Corporation as a Product Engineer on the development of cables for military-oriented applications.

   MR. HUYBRECHTS was elected a Director of the Company in August 1995 and has been Senior Vice President of Sales since joining the Company in 1986. Prior thereto, Mr. Huybrechts worked at ITT's Electro-Optical Products Division for 10 years in marketing, sales and research and development.

   MR. HARBER was elected a Director of the Company in August 1995 and has been Vice President of Finance, Treasurer and Secretary of the Company since 1989. Prior to joining the Company as an accounting manager in 1986, Mr. Harber was an accounting supervisor at an architecture and engineering firm.

   MR. FRAZIER was elected a Director of the Company in April of 1996. Mr. Frazier is President of R. Frazier, Inc., a company founded in 1988. Mr. Frazier was self-employed in various chemical and engineering concerns prior to the founding of R. Frazier, Inc.

   MR. HOLLAND was elected a Director of the company in April of 1996. Mr. Holland is currently President of Cybermotion, a company he co-founded in 1984. Mr. Holland also currently serves as the chairman of the International Service Robot Association. Mr. Holland's previous employment experience includes the Electro-Optics Product Division of ITT where he was responsible for the design of the earliest fiber optic systems and the development of automated manufacturing systems for optical fiber.

EXECUTIVE OFFICERS

   The Executive Officers of the Company are: Robert Kopstein -- President and Chief Executive Officer; Luke J. Huybrechts -- Senior Vice President of Sales; and Kenneth W. Harber -- Vice President of Finance, Treasurer, and Secretary. See the information concerning nominees for directors above for certain information concerning each of these officers.

OTHER SIGNIFICANT EMPLOYEES

   The following table contains information as of December 31, 1996 as to certain other significant employees of the Company.

                                                       Office Held
          Name                     Age                 With Company
          ----                     ---                 ------------
                                                       Vice President of Sales,
Ted Leonard  ...................    44                 Western Region
                                                       Vice President of Sales,
James Enochs  ..................    36                 Southeastern Region
                                                       Vice President of Sales,
Paul Oh ........................    54                 Far East
                                                       Vice President of
Susan Adams  ...................    36                 Marketing



   MR. LEONARD has been Vice President of Sales, Western Region since 1992. Before joining the Company, Mr. Leonard worked in engineering management at Alcatel Telecommunications Cable. Prior to that he worked at ITT's Electro-Optical Products Division.


   MR. ENOCHS has been Vice President of Sales, Southeastern Region since 1992. Before that he was Distribution Sales Manager from 1990 to 1992 and Inside Sales Manager from 1988 to 1990.


   DR. OH has been Vice President of Sales, Far East since 1989. Before joining the Company, Dr. Oh worked at Samsung Electronics Co. as the Technical/Managing Director of fiber optic products. Prior to that he worked at ITT's Electro-Optical Products Division.

   MS. ADAMS has been Vice President of marketing since 1992. Ms. Adams worked as Marketing Services Coordinator from 1984 to 1987 and Director of Marketing from 1987 to 1992.

   There are no family relationships among the directors, executive officers, or other significant employees of the Company.

DIRECTOR COMPENSATION

   Each non-employee director will receive compensation in the amount of $500.00 per meeting that is attended including committee meetings. In addition, the Company will reimburse the independent directors for their out-of-pocket expenses related to attending meetings of the Board of Directors or the committees thereof. Officers of the Company who serve as directors do not receive compensation for their services as Directors other than the compensation they receive as officers of the company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

   The Board of Directors held a total of four meetings during the Company's fiscal year ended October 31, 1996. Each Director attended in person or telephonically at least 75% of the meetings held by the Board of Directors and all committees thereof on which he served.

   The Board of Directors has established two standing committees: the Audit and Compensation Committees. The Board of Directors does not have a Nominating Committee. The Audit Committee is comprised of Messrs. Frazier and Holland, while the Compensation Committee is comprised of Messrs. Kopstein, Frazier and Holland.

   The Audit Committee recommends annually to the Board of Directors the appointment of the independent public accountants of the Company, discusses and reviews the scope and the fees of the prospective annual audit, reviews the results of the annual audit with the Company's independent public accountants, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices, and reviews and approves transactions, if any, with affiliated parties.

   The Compensation Committee reviews and approves annual salaries and bonuses for all officers, administers the Company's existing stock option plan, and carries out the responsibilities required by the rules of the U.S.
Securities and Exchange Commission.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ON THE ENCLOSED PROXY.

                                PROPOSAL NO. 2
                  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS


   The Board of Directors has appointed the firm of KPMG Peat Marwick LLP as the Company's independent accountants for fiscal year 1997. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification of this appointment.


   A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1997.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

   The following table sets forth information as of December 31, 1996 regarding the beneficial ownership of the Company's Common Stock of (i) each person known to the Company to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer or former executive officer of the Company named in the Summary Compensation Table (see "Executive Compensation") and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the address of each named beneficial owner is c/o Optical Cable Corporation, 5290 Concourse Drive, Roanoke, Virginia 24019. Except to the extent indicated in the footnotes, each of the beneficial owners named below has sole voting and investment power with respect to the shares listed.

                                                            Number of    Percent
               Name and Address                              Shares     of Class
               ----------------                              ------     --------
Robert Kopstein .........................................  36,000,000   93.1  %
Luke J. Huybrechts ......................................           0      0
Kenneth W. Harber .......................................       4,000      *
Randall H. Frazier ......................................           0      0
John M. Holland .........................................           0      0
All directors and executive officers as a group (5
persons).................................................  36,004,000   93.1  %
----------

   * Less than 1%

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer and to all other executive officers of the Company whose total salary and bonus exceeded $100,000 for the year ended October 31, 1996.

                          SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                                                         Compensation
                                      Annual Compensation                   Awards
                                     --------------------                ------------
Name and                   Fiscal                          Other Annual     Options      All Other
Principal Position         Years      Salary($)  Bonus($)   Compensation    Granted     Compensation
------------------         -----      ---------  --------   ------------    -------     ------------
Robert Kopstein             1996       363,600    87,923    6,150,000(1)         --       13,310
 President and Chief        1995       594,150    78,221    1,080,000(1)         --       16,860
 Executive Officer          1994     1,321,399        --    2,679,000(1)         --        9,600
Luke J. Huybrechts          1996        94,200    57,338           --        40,000        9,834
 Senior Vice-President of   1995        88,580    43,714           --            --        9,189
 Sales                      1994        85,082    30,089           --            --        6,951
Kenneth W. Harber           1996        89,550    57,503           --        40,000        9,488
 Vice President of          1995        85,400    43,946           --            --        8,935
 Finance                    1994        81,800    30,278           --            --        6,735

----------

(1) Represent distributions to Mr. Kopstein primarily to pay his income tax liability resulting from the Company's status as an S Corporation, which status terminated March 31, 1996.

STOCK OPTION GRANTS


   The following table sets forth certain information concerning stock options granted to the officers named in the Summary Compensation Table above during the year ended October 31, 1996.

                      OPTION GRANTS IN FISCAL YEAR 1996

                                                                                      Potential
                                                                                 Realizable Value at
                                                                                   Assumed Annual
                    Number of                                                      Rates of Stock
                      Shares       % of Total Options                           Price Appreciation
                    Underlying        Granted to                                  for Option Term(1)
                      Options          Employees     Exercise     Expiration    ---------------------
    Name            Granted(#)       in Fiscal Year    Price         Date          5%       10%
    ----            ----------       --------------    -----         ----          --       ---
Luke J. Huybrechts.   40,000(2)          8.7  %        $  2.50      4/30/06       $62,889    $159,374
Kenneth W. Harber..   40,000(2)          8.7  %        $  2.50      4/30/06       $62,889    $159,374


   (1) Amounts represent hypothetical gains that could be achieved if exercised at end of the option term. The dollar amounts under these columns assume 5% and 10% compounded annual appreciation in the Common Stock from the date the respective options were granted. These calculations and assumed realizable values are required to be disclosed under Securities and Exchange Commission rules and, therefore, are not intended to forecast possible future appreciation of Common Stock or amounts that may be ultimately realized upon exercise.

   (2) Options vest one-fourth on each of the second, third, fourth and fifth anniversaries of the date of grant, and expire 10 years after the grant date.

YEAR-END OPTION VALUES

   The following table sets forth certain information as of October 31, 1996 concerning the value of unexercised options held by the officers named in the Summary Compensation Table above.

                        FISCAL YEAR-END OPTION VALUES

                           Number of Shares              Value of Unexercised
                       Underlying Unexercised            In-the-Money Options
                     Options at October 31, 1996       at October 31, 1996 (1)
      Name           Exercisable   Unexercisable      Exercisable  Unexercisable
      ----           -----------   -------------      -----------  -------------
Luke J. Huybrechts.     --            40,000             --           $ 400,000
Kenneth W. Harber..     --            40,000             --           $ 400,000

----------
(1) Represents the difference between the exercise price of the outstanding options and the closing bid price of the Common Stock on October 31, 1996, which was $12.50 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Robert Kopstein, the Chairman, Chief Executive Officer and President of the Company, serves on the Compensation Committee of the Board of Directors.

EMPLOYMENT AGREEMENTS

   As of February 1, 1995, the Company and Mr. Kopstein entered into an employment agreement pursuant to which Mr. Kopstein agreed to be employed through October 31, 1997, at an annual salary equal to one percent of the previous fiscal year's net sales and one percent of any increase between the current fiscal year's net sales and the prior fiscal year's net sales. Compensation under this agreement amounted to $274,871 during the period from February 1, 1995 to October 31, 1995.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors (the "Committee") is comprised of a majority of independent, non-management directors. The Committee has responsibility for developing and implementing the Company's compensation policy for senior management, and for determining the compensation for the executive officers of the Company. The goal of the Committee is to achieve fair compensation for the individuals and to enhance shareholder value by continuing to closely align the financial rewards of management with those of the Company's shareholders.

   The Company's compensation program is structured to support the human resource requirements of its business. The Company seeks to attract and retain qualified executives who are creative, motivated and dedicated. With respect to its executive officers, the Company competes with other manufacturers and fiber optic related industries in North America. The Committee is very much aware of the unique circumstances which relate to the attraction and retention of highly qualified executives that is required in such a highly specialized field such as fiber optics. The Committee attempts to create and administer a compensation program to achieve that result with consistency throughout the Company.

   Executive officer total compensation is generally comprised of three components: base salary, monthly and annual incentive bonus compensation and long-term incentive stock options. The mix of an officer's total compensation is generally based upon the seniority of the officer's position within the company. Senior officers receive a greater percentage of their total compensation in the form of incentive compensation.

   Salary and incentive compensation awards are reviewed semiannually for competitiveness and fairness. Each executive's contribution to the advancement of corporate goals is also considered. Factors taken into account include, among others, the executive's impact on financial results, business production, development of the management team and strategic steps such as development of new customers and products, geographical spread of business and product development.

BASE SALARY:

   In determining the salary of each senior executive other than the Chief Executive Officer, the Committee is guided by the recommendations of the Chief Executive Officer. The Base Salary of the Chief Executive Officer is based on the terms of his employment contract which expires on October 31, 1997. Effective November l, 1994, the Company entered into two separate one-year employment agreements with the Chief Executive Officer. Total compensation under the agreements consisted of salary payments equal to 6% of the fiscal year's net sales. Effective February 1, 1995, these agreements were replaced by an employment agreement that expires October 31, 1997 and reduces the base salary payment percentage from 6 percent to 1 percent. The base salary under these agreements amounted to $363,600 and $594,150 for the years ended October 31, 1996 and 1995, respectively.

ANNUAL INCENTIVE COMPENSATION:

   The revised employment agreement with the Chief Executive Officer which became effective February 1, 1995 provides for an incentive bonus equal to 1% of the positive difference between the current fiscal year's net sales and the prior fiscal year's net sales. The bonus under these agreements amounted to $87,923 and $78,221 for the years ended October 31, 1996 and 1995, respectively. The other senior executives are included in a monthly and lump-sum bonus plan which is based on a percentage of the previous months sales.

LONG-TERM INCENTIVE COMPENSATION:

   The Company adopted on March 1, 1996 a stock incentive plan. All of the senior executives are included in the plan with the exception of the Chief Executive Officer. The plan is intended to provide a means for key management employees to increase their personal financial interest in the Company, thereby stimulating the efforts of those employees and strengthening their desire to remain with the Company through the use of stock incentives. The Company has reserved 4,000,000 shares of common stock for issuance pursuant to incentive awards under the Plan. Under the Plan, stock options may be granted at not less than fair market value on the date of grant. The options vest 25 percent after two years, 50 percent after three years, 75 percent after four years and 100 percent after five years. Each executive officer, other than the Chief Executive Officer, was granted options on 40,000 shares of common stock during the fiscal year ended October 31, 1996. The exercise price is $2.50 per share and the options expire on April 30, 2006. All of the options were unexercisable as of October 31, 1996. The Plan is administered by the two outside directors of the Company. With respect to guidelines for administering the long-term incentive plan, the Committee will receive recommendations from the Chief Executive Officer which will be based on the individual and company performance of each senior executive. The Committee anticipates that over the next few years, awards generally will be in the form of stock options. The Committee believes that awards of stock options, which reward Company stock price appreciation over the long-term, are particularly appropriate in light of the nature of the Company's business and long-term business plans.

CHIEF EXECUTIVE OFFICER'S FISCAL 1996 COMPENSATION:

   As set forth in the Summary Compensation above, Mr. Kopstein's total annual compensation for the year ended October 31, 1996 was $6,614,833. Such annual compensation consisted of a base salary of $363,600 and a bonus of $87,923, pursuant to Mr. Kopstein's employment agreement. The Company distributed $6,150,000 to Mr. Kopstein during fiscal 1996, primarily to pay his income tax liability resulting from the Company's status as an S Corporation, which status terminated March 31, 1996. The Company made matching contributions to the Company 401(K) retirement savings plan of $13,310.

                              Randall H. Frazier
                               John M. Holland
                               Robert Kopstein

PERFORMANCE GRAPH


   The following graph compares the cumulative total return (based on share price) on the Company's Common Stock with the cumulative total return since April 2, 1996, the date on which the Company's common stock began trading on the NASDAQ National Market, of the Nasdaq Market Index and a peer group index comprised of the following companies: AFC Cable Systems, Andrew Corp.; Belden, Inc.; Cable Design Technologies, Inc., and Encore Wire Corp.

                        COMPARISON OF CUMULATIVE TOTAL
                         RETURNS SINCE APRIL 2, 1996*


                                    [GRAPH]


                              Optical Cable       NASDAQ
                               Corporation     Market Index   Peer Group Index

April 2, 1996                      $100           $100            $100
October 31, 1996                   $417           $110            $127

----------
  * $100 invested on 4/2/96 in stock or index including reinvestment of dividends.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended October 31, 1996, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


DISTRIBUTIONS TO SHAREHOLDERS AND PROMISSORY NOTE

   During the year ended October 31, 1996, the Company distributed $6,150,000 to its sole shareholder, Mr. Kopstein, primarily to pay his income tax liability resulting from the Company's status as an S Corporation, which status terminated March 31, 1996.

TAX INDEMNIFICATION AGREEMENT

   Mr. Kopstein has entered into a Tax Indemnification Agreement with the Company, pursuant to which he will indemnify the Company for any income tax liability of the Company arising from its S Corporation status being denied for any periods prior to its termination, but only to the extent such denial results in a refund to Mr. Kopstein of personal income taxes paid with respect to such periods.

                            SHAREHOLDER PROPOSALS

   Proposals of Shareholders of the Company that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than October 14, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                ANNUAL REPORT

   A copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1996 including the financial statements and notes thereto is being mailed to the shareholders of record along with this Proxy Statement. The Annual Report on Form 10-K is not incorporated by reference in this Proxy Statement and is not considered to be part of the proxy material.

   The Company will furnish any exhibit described in the list accompanying the 1996 Form 10-K upon the payment, in advance, of the specified reasonable fees related to the Company's furnishing of such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to the Company at its principal executive offices, 5290 Concourse Drive, Roanoke, Virginia 24019, attention Corporate Secretary.

                                OTHER MATTERS

   The Board of Directors knows of no other business to be acted upon at the Annual Meeting matters other than those referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

   By Order of the Board of Directors


                                        Kenneth W. Harber
                                        Secretary


Date: February 11, 1997

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OPTICAL CABLE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 11, 1997

   The undersigned appoints Luke J. Huybrechts or Kenneth W. Harber, or either of them, with full power of substitution, to attend the Annual Meeting of Stockholders of Optical Cable Corporation on March 11, 1997, and at any adjournments thereof, and to vote all shares which the undersigned would be entitled to vote if personally present upon the following matters set forth in the Notice of Annual Meeting and Proxy Statement.

1. ELECTION OF DIRECTORS

[  ]  FOR the FIVE nominees listed below  [  ]  WITHHOLD AUTHORITY to vote for
      (except as marked to the contrary         the FIVE nominees listed below
       below)


   Robert Kopstein, Luke J. Huybrechts, Kenneth W. Harber, Randall H.Frazier,
                              and John M. Holland

INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided below:


--------------------------------------------------------------------------------

2. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company for fiscal year 1997;


[  ] FOR this proposal    [   ] AGAINST this proposal       [  ] ABSTAIN


and

3. In their discretion, upon such other business as may properly come before the meeting and any adjournments thereof.

                                      PLEASE  DATE,   SIGN,   AND  RETURN  PROXY
                                      PROMPTLY.  Receipt  of  Notice  of  Annual
                                      Meeting and Proxy Statement is hereby acknowledged


                                      Date:_____________________________________


                                      __________________________________________
                                      Shareholder's signature

                                      __________________________________________
                                      Joint Holder's Signature
                                      (If applicable)

   When properly executed, this proxy will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposal 2. and FOR the election of the nominees of the Board of Directors in the election of directors and in accordance with the judgment of the person(s) voting the proxy upon such other matters properly coming before the meeting and any adjournments thereof. Please sign exactly as name(s) appear above.